Amplify Samsung SOFR ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

REPURCHASE AGREEMENTS - 99.9%	Principal Amount	Value
Buckler Securities, LLC, 5.40%, dated 6/28/2024, due 7/1/2024, repurchase price $36,068,646 (collateralized by U.S. Treasury Note
0.875% 09/30/2026: total value $34,962,336)	$36,052,920	$36,052,920

Buckler Securities, LLC, 5.40%, dated 6/28/2024, due 7/1/2024, repurchase price $34,930,386 (collateralized by U.S. Treasury Note
1.875% 02/28/2027: total value $36,069,144)	34,946,610	34,946,610

Curvature Securities, LLC, 5.40%, dated 6/28/2024, due 7/1/2024, repurchase price $50,021,879 (collateralized by U.S. Treasury Note
3.75% 12/31/2028: total value $48,841,879)	49,999,379	49,999,379

Clear Street, LLC, 5.40%, dated 6/28/2024, due 7/1/2024, repurchase
Price $44,199,660 (collateralized by U.S. Treasury Note
4.50% 11/15/2033: total value $44,239,843)	44,199,660	44,199,660
		165,198,569
TOTAL REPURCHASE AGREEMENTS (Cost $165,198,569)		165,198,569

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(a)	68,951	68,951
TOTAL SHORT-TERM INVESTMENTS (Cost $68,951)		68,951

TOTAL INVESTMENTS - 100.0% (Cost $165,267,520)		$165,267,520
Other Assets in Excess of Liabilities - 0.0%(b)		47,903
TOTAL NET ASSETS - 100.0%		$165,315,423

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(b)	Represents less than 0.05% of net assets.

Amplify Samsung SOFR ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Repurchase Agreements	–	165,198,569	–	165,198,569
Money Market Funds	68,951	–	–	68,951
Total Investments	68,951	165,198,569	–	165,267,520

Refer to the Schedule of Investments for additional information.